CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip R. McLoughlin, Chairman of The Phoenix Edge Series Fund (the "Fund"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:       March 8, 2004            Philip R. McLoughlin
     ---------------------           -------------------------------------------
                                     Philip R. McLoughlin, Chairman
                                     (principal executive officer)


I, Nancy G. Curtiss, Treasurer of The Phoenix Edge Series Fund (the "Fund"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:       March 8, 2004            /s/ Nancy G. Curtiss
     ---------------------           -------------------------------------------
                                     Nancy G. Curtiss, Treasurer
                                     (principal financial officer)